UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
DECEMBER 9, 2005
Commission File Number: 000-18053
LASERSCOPE
(Exact name of Registrant as specified in its charter)

CALIFORNIA (State or other jurisdiction of Incorporation or organization)	77-0049527 (I.R.S. Employer Identification No.)
3070 ORCHARD DRIVE
SAN JOSE, CA 95134-2011
(Address of principal executive offices)
(408) 943-0636
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT 99.1

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(d) Robert Pearson, a member of the Board of Directors (the “Board”) of Laserscope (the “Company”) and the Chairman of its Audit Committee, announced on December 9, 2005 his intention to resign from the Board effective upon the filing of the Company’s next Annual Report on Form 10-K for the year ended December 31, 2005, which is expected in March 2006. Mr. Pearson, who has been a member of the Company’s Board of Directors since 2002, has decided to resign for personal reasons. The Company plans to fill the vacancy created by Mr. Pearson’s departure.
A copy of the press release announcing Mr. Pearson’s intention to resign from the Board is attached hereto as Exhibit 99.1 and is incorporated by reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits
99.1	Press Release of Laserscope dated December 15, 2005.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LASERSCOPE (Registrant)
Date: December 15, 2005	By:	/s/ Peter Hadrovic
Peter Hadrovic
Vice President, Legal Affairs, and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Laserscope, dated December 15, 2005